Table of Contents

      USAA Family of Funds                                              1
      Message from the President                                        2
      Investment Review                                                 4
      Message from the Manager                                          5
      Financial Information:
         Independent Auditors' Report                                   8
         Portfolio of Investments                                       9
         Notes to Portfolio of Investments                             12
         Statement of Assets and Liabilities                           13
         Statement of Operations                                       14
         Statements of Changes in Net Assets                           15
         Notes to Financial Statements                                 16






Important Information

Through our ongoing efforts to reduce expenses and respond to shareholder requests, your annual and semiannual report mailings are "streamlined." One copy of each report is sent to each address, rather than to every registered owner. For many shareholders and their families, this eliminates duplicate copies, saving paper and postage costs to the Fund.

If you are the primary shareholder on at least one account, prefer not to participate in streamlining, and would like to continue receiving one report per registered account owner, you may request this in writing to:

    USAA Investment Management Company
    Attn: Report Mail
    9800 Fredericksburg Road
    San Antonio, TX 78284-8916

or phone a Mutual Fund Representative at 1-800-531-8448 during business hours.

This report is for the information of the shareholders and others who have received a copy of the currently effective prospectus of the USAA Science & Technology Fund, managed by USAA Investment Management Company (IMCO). It may be used as sales literature only when preceded or accompanied by a current prospectus which gives further details about the Fund.

USAA with the eagle is registered in the U.S. Patent & Trademark Office. (Copyright)1999, USAA. All rights reserved.








USAA Family of Funds Summary

      Fund                                                        Minimum
   Type/Name                 Volatility                          Investment
--------------------------------------------------------------------------------
CAPITAL APPRECIATION
--------------------------------------------------------------------------------
 Aggressive Growth           Very high                              $3,000
 Emerging Markets            Very high                              $3,000
 First Start Growth          Moderate to high                       $3,000
 Gold                        Very high                              $3,000
 Growth                      Moderate to high                       $3,000
 Growth & Income             Moderate                               $3,000
 International               Moderate to high                       $3,000
 S&P 500(Registered
   Trademark) Index          Moderate                               $3,000
 Science & Technology        Very high                              $3,000
 Small Cap Stock             Very high                              $3,000
 World Growth                Moderate to high                       $3,000
--------------------------------------------------------------------------------
ASSET ALLOCATION
--------------------------------------------------------------------------------
 Balanced Strategy           Moderate                               $3,000
 Cornerstone Strategy        Moderate                               $3,000
 Growth and Tax Strategy     Moderate                               $3,000
 Growth Strategy             Moderate to high                       $3,000
 Income Strategy             Low to moderate                        $3,000
--------------------------------------------------------------------------------
INCOME - TAXABLE
--------------------------------------------------------------------------------
 GNMA                        Low to moderate                        $3,000
 High-Yield Opportunities    High                                   $3,000
 Income                      Moderate                               $3,000
 Income Stock                Moderate                               $3,000
 Intermediate-Term Bond      Low to moderate                        $3,000
 Short-Term Bond             Low                                    $3,000
--------------------------------------------------------------------------------
INCOME - TAX EXEMPT
--------------------------------------------------------------------------------
 Long-Term                   Moderate                               $3,000
 Intermediate-Term           Low to moderate                        $3,000
 Short-Term                  Low                                    $3,000
 State Bond Income           Moderate                               $3,000
--------------------------------------------------------------------------------
MONEY MARKET
--------------------------------------------------------------------------------
 Money Market                Very low                               $3,000
 Tax Exempt Money Market     Very low                               $3,000
 Treasury Money Market
    Trust                    Very low                               $3,000
 State Money Market          Very low                               $3,000
--------------------------------------------------------------------------------


Foreign investing is subject to additional risks, which are discussed in the funds' prospectuses.

S&P 500(Registered Trademark) is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use. The Product is not sponsored, sold or promoted by Standard & Poor's, and Standard & Poor's makes no representation regarding the advisability of investing in the Product.

Some income may be subject to state or local taxes or the federal alternative minimum tax.

An investment in a money market fund is not insured or guaranteed by the FDIC or any other government agency. Although the fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the fund.

The Science & Technology Fund may be more volatile than a fund that diversifies across many industries.

The InveStart(Registered Trademark) program is available for investors without the $3,000 initial investment required to open an IMCO mutual fund account. A mutual fund account can be opened with no initial investment if you elect to have monthly automatic investments of at least $50 from a bank account. InveStart is not available on tax-exempt funds or the S&P 500 Index Fund. The minimum initial investment for IRAs is $250, except for the $2,000 minimum required for the S&P 500 Index Fund. IRAs are not available for tax-exempt funds. The Growth and Tax Strategy Fund is not available as an investment for your IRA because the majority of its income is tax exempt.

California, Florida, New York, Texas, and Virginia funds available to residents only.


Non-deposit investment products are not insured by the FDIC, are not deposits or other obligations of, or guaranteed by, USAA Federal Savings Bank, are subject to investment risks, and may lose value.

For more complete information about the mutual funds managed and distributed by USAA Investment Management Company, including charges and operating expenses, please call 1-800-531-8181 for a prospectus. Read it carefully before you invest.








Message from the President

[Photograph of the President and Vice Chairman of the Board, Michael J. C. Roth, CFA, appears here.]

Year 2000 Readiness Disclosure

As we rapidly approach the year 2000, an interesting market picture is emerging. Many of our shareholders have had questions about the "year 2000 problem," and we have spent a lot of time, energy, and money on it. We believe that we -- and your funds -- are in good shape because we have treated the problem seriously. We also believe that we -- and your funds -- are not alone in that effort. I always like to look at what the market tells us about such things.

Many dire predictions have been around for years now. Last summer, I asked some business associates for the names of some systems people at major financial firms to whom I could speak about Y2K. One of these was the head of the effort at a major credit card institution. He was more dire in his outlook than anyone else I spoke to. One prediction was, "By the second quarter of 1999, the federal government will intervene in the financial markets and the banking system because of the spreading panic." It is mid-September. The financial markets are choppy because Fed Chairman Greenspan keeps talking about inflation, but so far, no panic. Not even a hint. As for other predictions, we find that the Y2K problem is being taken very seriously by firms with which we do business or with whom we invest. We cannot assure that nothing will go wrong, but we are quite sure that these firms have made a serious effort to confront it, just as we have. As an added safeguard, we've developed, and continue to test, contingency plans designed to help ensure continuous service in the event of a Y2K problem.

Early January will be very interesting. I have cancelled all employee vacations from mid-December through mid-January. We will be here for you. Because our computers will be doing the normal year-end processing on Saturday, January 1, 2000, we probably won't be able to give you year-end figures for your accounts until sometime that afternoon. We plan to have some employees in from noon until 6 p.m. CST on New Year's Day, and Sunday, January 2, we will be in the office from 8 a.m. until 8 p.m. CST. With patience, because we expect heavy phone traffic in general, you should be able to reach us. We will also have our voice response system (VRS) and Web site up. There may be some problems, but I expect we will be able to wish you a "Happy New Year."

Sincerely,

Michael J.C. Roth, CFA
President and
Vice Chairman of the Board


For more complete information about the mutual funds managed and distributed by USAA Investment Management Company, including charges and operating expenses, please call for a prospectus. Read it carefully before investing.










Investment Review

USAA SCIENCE & TECHNOLOGY FUND

OBJECTIVE: Long-term capital appreciation.

TYPES OF INVESTMENTS: Invests principally in equity securities of companies expected to benefit from the development and use of scientific and technological advances and improvements.

--------------------------------------------------------------------------------
                                           7/31/98              7/31/99
--------------------------------------------------------------------------------
  Net Assets                            $111.3 Million       $258.0 Million
  Net Asset Value Per Share                 $11.17               $15.18
--------------------------------------------------------------------------------
Average Annual Total Returns as of 7/31/99
--------------------------------------------------------------------------------
            1 Year                         Since Inception on 8/1/97
            35.90%                                  23.21%
--------------------------------------------------------------------------------

Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gains distributions. No adjustment has been made for taxes payable by shareholders on their reinvested income dividends and capital gains distributions. The performance data quoted represent past performance and are not an indication of future results. Investment return and principal value of an investment will fluctuate, and an investor's shares, when redeemed, may be worth more or less than their original cost.





                        CUMULATIVE PERFORMANCE COMPARISON

A chart in the form of a line graph appears here, illustrating the comparison of a $10,000 hypothetical investment in the USAA Science & Technology Fund, the S&P 500 Index, and the Lipper Science & Technology Funds Average for the period of 08/01/97 through 07/31/99. The data points from the graph are as follows:


               USAA Science &            S&P 500          Lipper Science &
               Technology Fund            Index            Tech Funds Avg.
               ---------------           -------          ----------------

08/01/97         $10,000                 $10,000             $10,000
08/97              9,380                   9,440              10,004
09/97              9,800                   9,957              10,547
10/97              9,200                   9,625               9,564
11/97              9,240                  10,070               9,457
12/97              9,070                  10,243               9,185
01/98              9,450                  10,356               9,407
02/98             10,540                  11,102              10,470
03/98             10,660                  11,670              10,732
04/98             11,020                  11,790              11,159
05/98             10,390                  11,588              10,363
06/98             11,170                  12,058              11,160
07/98             11,170                  11,931              10,978
08/98              9,240                  10,207               8,761
09/98             10,100                  10,861               9,888
10/98             10,870                  11,743              10,536
11/98             11,660                  12,455              11,936
12/98             13,300                  13,172              13,909
01/99             14,360                  13,723              16,110
02/99             13,550                  13,296              14,656
03/99             14,340                  13,828              16,339
04/99             14,450                  14,364              16,897
05/99             14,320                  14,025              16,586
06/99             15,740                  14,803              18,534
07/99             15,180                  14,341              18,155

Data since inception on 8/1/97 through 7/31/99


The graph illustrates the comparison of a $10,000 hypothetical investment in the USAA Science & Technology Fund to the S&P 500 Index and the Lipper Science & Technology Funds Average, an average performance level of all science and technology funds, as reported by Lipper Analytical Services, Inc., an independent organization that monitors the performance of mutual funds. The S&P 500 Index is an unmanaged index representing the weighted average performance of a group of 500 widely held, publicly traded stocks. It is not possible to invest in the S&P 500 Index.










Message from the Manager

[Photograph of the Portfolio Manager, Curt Rohrman, CFA, appears here.]

STRATEGY

Computer technology and the Internet are changing the way people and businesses around the world operate, communicate, and transact. But technological advances that improve our lives are not restricted to computers and electronics. Our lives are being enhanced and extended by rapid advances in such areas as pharmaceuticals, medical devices, biotechnology, agriculture, and oil field service. For this reason, your USAA Science & Technology Fund invests in a broad spectrum of companies benefiting from the development and use of scientific and technological advances.

We believe a broad-based approach to technology may provide long-term performance returns comparable to the return of funds focused on traditional computer technology -- but with lower volatility due to greater diversification. In fact, over the past 30 years, based upon our research, health care and technology stocks have posted nearly identical performance: 12.1% per year versus 12.2% per year, respectively. Yet monthly returns for the two sectors have a relatively low correlation, highlighting the diversification benefits of combining health care and technology in a single portfolio.


PERFORMANCE

From July 31, 1998, to July 31, 1999, your USAA Science & Technology Fund's total return was 35.90%, versus the Lipper Science & Technology Funds Average return of 66.42%. Our heavy weightings in semiconductors and semiconductor capital equipment stocks such as Analog Devices, Applied Materials, Linear Technology, Teradyne, and Texas Instruments helped performance. Other positions posting strong gains include America Online, Cisco Systems, First Data, Hewlett-Packard, and Rational Software. However, our exposure to health care held back performance. During the year, technology stocks outperformed health care stocks by an incredible 51.5 percentage points. We believe such a disparity will not continue.

OUTLOOK

Our near-term outlook for the overall stock market is more cautious than normal as we believe steady declines in inflation may be over. Without additional reductions in inflation, price/earnings ratios (P/Es) are unlikely to expand further, and may even contract. We do not anticipate a material rise in inflation, simply a stabilization of inflation rates near current levels.

Our long-term outlook for the overall stock market remains bullish. U.S. competitiveness has never been stronger. Examples are clear leadership in computer technology, communications equipment, pharmaceuticals, and medical devices.

Our long-term outlook specific to the technology and health care industries is as bullish as ever. We see no credible threat on the horizon to corporate America's dominance in innovation and knowledge capital. Rewards for successful innovation in this country are unmatched and central to sustained leadership in technology and health care. Advances in software, networking, semiconductors, and the Internet are driving persistent improvements in productivity and profitability. Demographics, research efficiencies, expedited approval processes, and global harmonization of approval processes provide an outstanding environment for pharmaceuticals and medical devices.

Our near-term outlook for the technology and health care industries is relatively cautious for several reasons. First, valuations of many technology stocks seem to discount better than best-case earnings growth. We do not typically obsess over any one company's or sector's valuation per se. But we do become concerned when high P/Es seem to reflect widespread confidence that a company or sector can continually beat earnings expectations by a material amount. Semiconductor stocks trading at 35 to 65 times the earnings estimates for the year 2000 fit such a description.

Second, technology stocks have had an incredible run. Although past performance is no guarantee of future results, the technology portion of the S&P 500 Index has soared 92.7% since the market's low point on October 8, 1998. Investors will normally take some profits after such an increase.

Third, Y2K remains a concern over the next six to nine months. Domestic corporations have made considerable progress in Y2K remediation. However, foreign corporations have been much more complacent in addressing the issue, and even the most prepared corporation is likely to reduce spending on computer systems and software code during the last couple of months of the year.

Last, concerns about pharmaceutical pricing pressure build as the federal government explores options for providing pharmaceutical coverage to the elderly. We still find significant price controls unlikely. Price controls will only serve to hamper development spending within the industry, eventually causing an inadvertent reduction in new pharmaceuticals -- a result in no one's best interest.


Past performance is no guarantee of future results.

Refer to the bottom of page 4 for the Lipper Average definition.






-----------------------------------
       Top 10 Equity Holdings
         (% of Net Assets)
-----------------------------------
Microsoft                      3.6
Hewlett-Packard                3.3
America Online                 3.2
Texas Instruments              3.2
Oracle                         3.0
Cisco Systems                  3.0
LM Ericsson Telephone Co. ADR  3.0
Pfizer                         3.0
MCI WorldCom                   2.9
First Data                     2.9
-----------------------------------



-----------------------------------
        Top 10 Industries
        (% on Net Assets)
-----------------------------------
Computer Software & Service    12.8
Electronics-Semiconductors     10.5
Health Care-Diversified         9.3
Drugs                           7.5
Communication Equipment         6.8
Computer-Hardware               5.5
Retail-Drugs                    5.0
Medical Products & Supplies     4.5
Equipment-Semiconductors        3.9
Internet Services               3.6
-----------------------------------


See page 9 for a complete listing of the Portfolio of Investments.












Independent Auditors' Report

KPMG

The Shareholders and Board of Directors

USAA SCIENCE & TECHNOLOGY FUND:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments of the USAA Science & Technology Fund, a series of USAA Mutual Fund, Inc., as of July 31, 1999, and the related statement of operations for the year then ended, the statements of changes in net assets and financial highlights, presented in note 8 to the financial statements, for each of the years in the two-year period then ended. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 1999, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the USAA Science & Technology Fund as of July 31, 1999, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for each of the years in the two-year period then ended, in conformity with generally accepted accounting principles.

                                                        KPMG LLP

San Antonio, Texas
September 3, 1999









USAA SCIENCE & TECHNOLOGY FUND
PORTFOLIO OF INVESTMENTS

July 31, 1999

                                                                        Market
    Number                                                              Value
  of Shares                   Security                                  (000)
--------------------------------------------------------------------------------

                              Common Stocks (91.1%)
            Communication Equipment (6.8%)
  240,000   LM Ericsson Telephone Co. ADR                               $  7,695
   91,000   Lucent Technologies, Inc.                                      5,921
   62,000   Tellabs, Inc.*                                                 3,817
--------------------------------------------------------------------------------
                                                                          17,433
--------------------------------------------------------------------------------
            Computer - Hardware (5.5%)
  135,000   Dell Computer Corp.*                                           5,518
   82,000   Hewlett-Packard Co.                                            8,584
--------------------------------------------------------------------------------
                                                                          14,102
--------------------------------------------------------------------------------
            Computer - Networking (3.0%)
  126,000   Cisco Systems, Inc.*                                           7,828
--------------------------------------------------------------------------------
            Computer Software & Service (12.8%)
   88,000   America Online, Inc.*                                          8,371
  109,000   Microsoft Corp.*                                               9,354
  205,700   Oracle Corp.*                                                  7,829
  157,000   Rational Software Corp.*                                       5,240
   39,000   Synopsys, Inc.*                                                2,347
--------------------------------------------------------------------------------
                                                                          33,141
--------------------------------------------------------------------------------
            Distributions - Food/Health (0.3%)
   80,000   PSS World Med, Inc.*                                             825
--------------------------------------------------------------------------------
            Diversified - Chemicals (1.6%)
  106,000   Monsanto Co.                                                   4,147
--------------------------------------------------------------------------------
            Drugs (7.5%)
   36,000   Eli Lilly & Co.                                                2,362
  226,000   Pfizer, Inc.                                                   7,670
  137,000   Schering-Plough Corp.                                          6,713
   45,000   SmithKline Beecham plc ADR "A"                                 2,703
--------------------------------------------------------------------------------
                                                                          19,448
--------------------------------------------------------------------------------
            Electronics - Semiconductors (10.5%)
  166,000   Analog Devices, Inc.*                                          7,159
   93,000   Intel Corp.                                                    6,417
   86,000   Linear Technology Corp.                                        5,278
   58,000   Texas Instruments, Inc.                                        8,352
--------------------------------------------------------------------------------
                                                                          27,206
--------------------------------------------------------------------------------
            Equipment - Semiconductors (3.9%)
   89,000   Applied Materials, Inc.*                                       6,403
   50,000   Teradyne, Inc.*                                                3,728
--------------------------------------------------------------------------------
                                                                          10,131
--------------------------------------------------------------------------------
            Health Care - Diversified (9.3%)
   98,000   American Home Products Corp.                                   4,998
  106,000   Bristol-Myers Squibb Co.                                       7,049
   76,000   Johnson & Johnson, Inc.                                        7,001
   75,000   Warner-Lambert Co.                                             4,950
--------------------------------------------------------------------------------
                                                                          23,998
--------------------------------------------------------------------------------
            Hospitals (1.2%)
  125,000   Health Management Associates, Inc.*                            1,031
  201,000   LifePoint Hospitals, Inc.*                                     1,985
--------------------------------------------------------------------------------
                                                                           3,016
--------------------------------------------------------------------------------
            Insurance - Multi-Line Companies (2.6%)
   58,000   American International Group, Inc.                             6,735
--------------------------------------------------------------------------------
            Internet Services (3.6%)
   12,000   Amazon.com, Inc.*                                              1,201
   18,000   Ask Jeeves, Inc.*                                                792
   84,000   drkoop.com, Inc.*                                              1,869
   38,000   eToys Inc.*                                                    1,518
   33,000   Marimba, Inc.*                                                   864
   10,000   Priceline.com, Inc.*                                             755
   17,000   Yahoo! Inc.*                                                   2,319
--------------------------------------------------------------------------------
                                                                           9,318
--------------------------------------------------------------------------------
            Major Regional - Banks (1.1%)
   86,000   Mellon Bank Corp.                                              2,903
--------------------------------------------------------------------------------
            Medical Products & Supplies (4.5%)
   84,000   Guidant Corp.*                                                 4,919
   91,000   Medtronic, Inc.                                                6,558
--------------------------------------------------------------------------------
                                                                          11,477
--------------------------------------------------------------------------------
            Oil & Gas - Drilling/Equipment (2.0%)
   83,000   Schlumberger Ltd.                                              5,027
--------------------------------------------------------------------------------
            Retail - Drugs (5.0%)
  147,000   CVS Corp.                                                      7,313
  175,700   Duane Reade, Inc.*                                             5,579
--------------------------------------------------------------------------------
                                                                          12,892
--------------------------------------------------------------------------------
            Services - Computer Systems (1.3%)
  114,000   SunGard Data Systems, Inc.*                                    3,263
--------------------------------------------------------------------------------
            Services - Data Processing (2.9%)
  151,000   First Data Corp.                                               7,484
--------------------------------------------------------------------------------
            Telecommunications - Long Distance (2.9%)
   92,000   MCI WorldCom, Inc.*                                            7,590
--------------------------------------------------------------------------------
            Telephones (2.8%)
  124,000   SBC Communications Corp.                                       7,091
--------------------------------------------------------------------------------
            Total common stocks (cost: $173,172)                         235,055
--------------------------------------------------------------------------------

  Principal
   Amount
   (000)
------------

                                SHORT-TERM (9.6%)
            U.S. Government & Agency Issue
  $24,683   Federal Home Loan Mortgage Corp., 4.97%, 8/02/1999
              (cost: $24,676)                                             24,676
--------------------------------------------------------------------------------
            Total investments (cost: $197,848)                          $259,731
================================================================================








USAA SCIENCE & TECHNOLOGY FUND
NOTES TO PORTFOLIO OF INVESTMENTS

July 31, 1999

GENERAL NOTES

Market values of securities are determined by procedures and practices discussed in note 1 to the financial statements.

The cost of securities for federal income tax purposes is approximately the same as that reported in the financial statements.

The percentages shown represent the percentage of the investments to net assets. Investments in foreign securities were 6.0% of net assets at July 31, 1999.

ADR - American Depositary Receipts are foreign shares held by a U.S. bank which issues a receipt evidencing ownership. Dividends are paid in U.S. dollars.

SPECIFIC NOTES

* Non-income producing.


See accompanying notes to financial statements.










USAA SCIENCE & TECHNOLOGY FUND
STATEMENT OF ASSETS AND LIABILITIES
(IN THOUSANDS)

July 31, 1999

ASSETS
   Investments in securities, at market value
     (identified cost of $197,848)                                   $ 259,731
   Cash                                                                    358
   Receivables:
      Capital shares sold                                                  879
      Dividends                                                             97
      Securities sold                                                      718
                                                                     -----------
         Total assets                                                  261,783
                                                                     -----------

LIABILITIES
   Securities purchased                                                  3,390
   Capital shares redeemed                                                 137
   USAA Investment Management Company                                      159
   USAA Transfer Agency Company                                             32
   Accounts payable and accrued expenses                                    73
                                                                     -----------
         Total liabilities                                               3,791
                                                                     -----------
            Net assets applicable to capital shares outstanding      $ 257,992
                                                                     ===========

REPRESENTED BY:
   Paid-in capital                                                   $ 195,495
   Accumulated net realized gain on investments                            614
   Net unrealized appreciation of investments                           61,883
                                                                     -----------
            Net assets applicable to capital shares outstanding      $ 257,992
                                                                     ===========
   Capital shares outstanding                                           16,997
                                                                     ===========
   Authorized shares of $.01 par value                                 105,000
                                                                     ===========
   Net asset value, redemption price, and offering price per share   $   15.18
                                                                     ===========


See accompanying notes to financial statements.









USAA SCIENCE & TECHNOLOGY FUND
STATEMENT OF OPERATIONS
(IN THOUSANDS)

Year ended July 31, 1999

Net investment loss:
   Income:
      Dividends (net of foreign taxes withheld of $15)                 $    791
      Interest                                                              678
                                                                       ---------
         Total income                                                     1,469
                                                                       ---------
   Expenses:
      Management fees                                                     1,287
      Transfer agent's fees                                                 692
      Custodian's fees                                                       72
      Postage                                                                84
      Shareholder reporting fees                                             25
      Directors' fees                                                         3
      Registration fees                                                      80
      Professional fees                                                      34
      Other                                                                   3
                                                                       ---------
         Total expenses                                                   2,280
                                                                       ---------
            Net investment loss                                            (811)
                                                                       ---------
Net realized and unrealized gain on investments:
   Net realized gain                                                      1,987
   Change in net unrealized appreciation/depreciation                    49,484
                                                                       ---------
            Net realized and unrealized gain                             51,471
                                                                       ---------
Increase in net assets resulting from operations                       $ 50,660
                                                                       =========


See accompanying notes to financial statements.







USAA SCIENCE & TECHNOLOGY FUND
STATEMENTS OF CHANGES IN NET ASSETS
(IN THOUSANDS)

Years ended July 31,

                                                                1999      1998
                                                             -------------------
From operations:
   Net investment loss                                       $   (811) $   (478)
   Net realized gain (loss) on investments                      1,987      (562)
   Change in net unrealized appreciation/depreciation of
      investments                                              49,484    12,399
                                                             -------------------
      Increase in net assets resulting from operations         50,660    11,359
                                                             -------------------
From capital share transactions:
   Proceeds from shares sold                                  185,201   120,796
   Cost of shares redeemed                                    (89,187)  (20,837)
                                                             -------------------
      Increase in net assets from capital share transactions   96,014    99,959
                                                             -------------------
Net increase in net assets                                    146,674   111,318
Net assets:
   Beginning of period                                        111,318       -
                                                             -------------------
   End of period                                             $257,992  $111,318
                                                             ===================
Change in shares outstanding:
   Shares sold                                                 13,761    11,974
   Shares redeemed                                             (6,725)   (2,013)
                                                             -------------------
      Increase in shares outstanding                            7,036     9,961
                                                             ===================


See accompanying notes to financial statements.








USAA SCIENCE & TECHNOLOGY FUND
NOTES TO FINANCIAL STATEMENTS

July 31, 1999

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

USAA MUTUAL FUND, INC. (the Company), registered under the Investment Company Act of 1940, as amended, is a diversified, open-end management investment company incorporated under the laws of Maryland consisting of thirteen separate funds. The information presented in this annual report pertains only to the USAA Science & Technology Fund (the Fund). The Fund's primary investment objective is long-term capital appreciation. USAA Investment Management Company (the Manager) seeks to achieve this objective by investing at least 80% of the Fund's assets in equity securities that are expected to benefit from the development and use of scientific and technological advances and improvements.

A. Security valuation - The value of each security is determined (as of the close of trading on the New York Stock Exchange on each business day the Exchange is open) as set forth below:

1. Portfolio securities, except as otherwise noted, traded primarily on a domestic securities exchange are valued at the last sales price on that exchange.

2. Over-the-counter securities are priced at the last sales price or, if not available, at the average of the bid and asked prices.

3. Securities purchased with maturities of 60 days or less are stated at amortized cost which approximates market value.

4. Securities which cannot be valued by the methods set forth above, and all other assets, are valued in good faith at fair value, using methods determined by the Manager under the general supervision of the Board of Directors.

B. Federal taxes - The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its income to its shareholders. Therefore, no federal income or excise tax provision is required. As a result of certain permanent differences between book and tax basis accounting, reclassifications have been made on the statement of assets and liabilities to decrease accumulated undistributed net investment loss by $811,000 and decrease accumulated net realized gain on investments by $811,000.

C. Investments in securities - Security transactions are accounted for on the date the securities are purchased or sold (trade date). Gain or loss from sales of investment securities is computed on the identified cost basis. Dividend income, less foreign taxes, if any, is recorded on the ex-dividend date. If the ex-dividend date has passed, certain dividends from foreign securities are recorded upon notification. Interest income is recorded on the accrual basis. Discounts and premiums on short-term securities are amortized over the life of the respective securities.

D. Use of estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.

(2) LINES OF CREDIT

The Fund participates with other USAA funds in three joint short-term revolving loan agreements totaling $850 million, two with USAA Capital Corporation (CAPCO), an affiliate of the Manager ($250 million committed and $500 million uncommitted), and one with Bank of America ($100 million committed). The purpose of the agreements is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Subject to availability under its agreement with Bank of America, the Fund may borrow from Bank of America, at Bank of America's borrowing rate plus a markup, an amount which, when added to outstanding borrowings under the CAPCO agreements, does not exceed 25% of the Fund's total assets. The Fund had no borrowings under any of these agreements during the year ended July 31, 1999.

(3) DISTRIBUTIONS

Distributions of net investment income and realized gains from security transactions not offset by capital losses are made in the succeeding fiscal year or as otherwise required to avoid the payment of federal taxes.

(4) INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales of securities, excluding short-term securities, for the year ended July 31, 1999, were $145.2 million and $70.3 million, respectively.

Gross unrealized appreciation and depreciation of investments, as of July 31, 1999, was $65.8 million and $3.9 million, respectively.

(5) TRANSACTIONS WITH MANAGER

A. Management fees - USAA Investment Management Company carries out the Fund's investment policies and manages the Fund's portfolio. The Fund's management fees are computed at .75% of its annual average net assets.

B. Transfer agent's fees - USAA Transfer Agency Company, d/b/a USAA Shareholder Account Services, an affiliate of the Manager, provides transfer agent services to the Fund based on an annual charge of $26 per shareholder account plus out-of-pocket expenses.

C. Underwriting services - The Manager provides exclusive underwriting and distribution of the Fund's shares on a continuing best efforts basis. The Manager receives no commissions or fees for this service.

D. Brokerage services - USAA Brokerage Services, a discount brokerage service of the Manager, may execute portfolio transactions for the Fund. The amount of brokerage commissions paid to USAA Brokerage Services, during the year ended July 31, 1999, was $30,000.

(6) TRANSACTIONS WITH AFFILIATES

Certain directors and officers of the Fund are also directors, officers, and/or employees of the Manager. None of the affiliated directors or Fund officers received any compensation from the Fund.

(7) YEAR 2000 (Unaudited)

Like other mutual funds, the Fund could be adversely affected if the computer systems used by the Manager and the Fund's other service providers are not able to perform their intended functions effectively after 1999 because of the inability of computer software to distinguish the year 2000 from the year 1900. The Manager has taken steps to address this potential year 2000 problem with respect to the computer systems that it uses and to obtain satisfactory assurances that comparable steps are being taken by the Fund's other major service providers. At this time, however, there can be no assurance that these steps will be sufficient to avoid any adverse impact to the Fund from this problem.

(8) FINANCIAL HIGHLIGHTS

Per share operating performance for a share outstanding throughout each period is as follows:

                                                     Year Ended July 31,
                                               --------------------------------
                                                     1999            1998*
                                               --------------------------------
Net asset value at beginning of period           $    11.17      $    10.00
Net investment loss                                    (.06)(a)        (.07)(a)
Net realized and unrealized gain                       4.07            1.24
                                               --------------------------------
Net asset value at end of period                 $    15.18      $    11.17
                                               ================================
Total return (%)                                      35.90           11.70
Net assets at end of period (000)                $  257,992      $  111,318
Ratio of expenses to average net assets (%)            1.33            1.42
Ratio of net investment loss to average
   net assets (%)                                      (.47)           (.69)
Portfolio turnover (%)                                44.39           76.31


 *  Fund commenced operations August 1, 1997.
(a) Calculated using weighted average shares.















DIRECTORS
Robert G. Davis, Chairman of the Board
Michael J. C. Roth, President and Vice Chairman of the Board
John W. Saunders, Jr., Vice President
Barbara B. Dreeben
Howard L. Freeman, Jr.
Robert L. Mason
Richard A. Zucker

INVESTMENT ADVISER, UNDERWRITER AND DISTRIBUTOR
USAA Investment Management Company
9800 Fredericksburg Road
San Antonio, Texas  78288

TRANSFER AGENT
USAA Shareholder Account Services
9800 Fredericksburg Road
San Antonio, Texas  78288

CUSTODIAN
State Street Bank and Trust Company
P. O. Box 1713
Boston, Massachusetts  02105

LEGAL COUNSEL
Goodwin, Procter & Hoar LLP
Exchange Place
Boston, Massachusetts  02109

INDEPENDENT AUDITORS
KPMG LLP
112 East Pecan, Suite 2400
San Antonio, Texas  78205

Telephone Assistance Hours
Call toll free - Central Time
Monday - Friday 7:00 a.m. to 9:00 p.m.
Saturdays 8:30 a.m. to 5:00 p.m.

Internet Access
www.usaa.com

For Additional Information on Mutual Funds
1-800-531-8181, (in San Antonio) 456-7211
For account servicing, exchanges or redemptions
1-800-531-8448, (in San Antonio) 456-7202

Recorded Mutual Fund Price Quotes
24-Hour Service (from any phone)
1-800-531-8066, (in San Antonio) 498-8066

Mutual Fund USAA ToughLine(Registered Trademark)
(from Touchtone phones only)
For account balance, last transaction or fund prices
1-800-531-8777, (in San Antonio) 498-8777